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                                                                EXHIBIT 99(5)(I)

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
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                   THE AMERICAN LIFE INSURANCE                                                   APPLICATION FORM
                      COMPANY OF NEW YORK                                                             ROTH-IRA
             320 PARK AVENUE NEW YORK NY 10022-6839
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SOCIAL SECURITY #         APPLICANT'S NAME                     First                      Initial                   Last

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MAILING ADDRESS           Street and Number (Include Apartment Number)          City                State               Zip Code

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IF FOREIGN RESIDENT                 Province                                         Country

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DATE OF BIRTH       |_| MALE         INITIAL CONTRIBUTION          DISTRIBUTION #           I elect to make contributions by:
                    |_| FEMALE          $                              1937                  |_| Preauthorized   |_| direct payment
   /  /                                                                                          Checking
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                                                    ALLOCATION OF CONTRIBUTIONS
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Show the percentage of your contributions you want to place in the interest account and/or investment funds. Use whole numbers only, and make sure the percentages total 100%.

Amounts you place in the interest  account will be credited with the rate of interest  currently  applicable  to that account.  Your balance in any investment fund will fluctuate to recognize investment results.

=================            ======================================================================================================
 INTEREST ACCOUNT                                                         INVESTMENT FUNDS
=================            ======================================================================================================
  AMERICAN LIFE                                                          MUTUAL OF AMERICA
-----------------            ------------------------------------------------------------------------------------------------------
Interest                     Money Market             All America               Equity Index                  Short-Term
Accumulation                 Fund                     Fund                      Fund                          Bond Fund
Account         %                                 %                         %                            %                        %
-----------------            ------------------------------------------------------------------------------------------------------

                             Mid-Term                 Bond                      Composite                     Agressive Equity
                             Bond Fund                Fund                      Fund                          Fund
                                                  %                         %                            %                        %
                             ------------------------------------------------------------------------------------------------------
                                                       SCUDDER                                                AMERICAN CENTURY
                             ------------------------------------------------------------------------------------------------------
                             Scudder                  Scudder                   Scudder                       American Century
                             Capital Growth           Bond                      International                 VP Capital
                             Fund                     Fund                      Fund                          Appreciation Fund
                                                  %                         %                            %                        %
                             ------------------------------------------------------------------------------------------------------
                                                      FIDELITY                                                CALVERT
                             ------------------------------------------------------------------------------------------------------
                             Fidelity VIP II          Fidelity VIP              Fidelity VIP II               Calvert Social
                             Asset Manager            Equity-Income             Contrafund                    Balanced
                             Fund                     Fund                                                    Fund
                                                  %                         %                            %                        %
                             ------------------------------------------------------------------------------------------------------


                                                             REPLACEMENT

Is the contract applied for intended to replace another contract?.....     |_|  Yes      |_|  No

If yes, Company______________________________Contract/Account Number___________________ Amount $_______________

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                         BENEFICIARY DESIGNATIONS (Please Read Reverse Side Before Completing This Section)
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  Beneficiary Type:                                                     Beneficiary Type:
  |_| Primary                                                           |_| Primary            |_| Secondary

  Relationship:                                                         Relationship:
  |_| Spouse   |_| Child   |_| Parent   |_| Estate   |_| Other          |_| Spouse   |_| Child   |_| Parent   |_| Estate   |_| Other
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FULL NAME        First         Initial                 Last           FULL NAME        First         Initial                 Last

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DATE OF BIRTH (Optional)       SOCIAL SECURITY # (Optional)           DATE OF BIRTH (Optional)       SOCIAL SECURITY # (Optional)

     /  /                                                                     /  /
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ADDRESS        Street                                                 ADDRESS        Street

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City                             State            Zip Code            City                             State            Zip Code

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IF FOREIGN RESIDENT     Province     Country   BENEFIT PERCENT        IF FOREIGN RESIDENT     Province     Country   BENEFIT PERCENT

                                                            %                                                                     %
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                                                APPLICANT MUST COMPLETE REVERSE SIDE
                                      A Subsidiary of Mutual of America Life Insurance Company
6827-AX                                                                                                                        11/97
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                            BENEFICIARY DESIGNATIONS
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The ROTH IRA provides that if you die before the date payments  begin under your
ROTH IRA contract, the Accumulation Value of your contract on the date Mutual of
America  receives due proof of death will be payable as a death benefit.  Please name one or more beneficiaries on this application to receive any death benefits payable.

If you wish to name an organization or an estate to receive any benefits payable, show the name of the organization or the estate in the section labeled "FULL NAME" in the portion of this form provided for naming beneficiaries.

You have the right to change your beneficiary at any time. Use the Mutual of America form, CHANGE OF BENEFICIARY DESIGNATION.

DIVISION OF BENEFITS

IF A NAMED BENEFICIARY is living at the time of your death, any benefits will be paid to that person. IF YOU NAME MORE THAN ONE PRIMARY BENEFICIARY, Mutual of America will pay the benefits in equal shares to the surviving primary beneficiaries. If no primary beneficiary is living upon your death, Mutual of America will pay the benefits to the SECONDARY BENEFICIARY. IF YOU NAME MORE THAN ONE SECONDARY BENEFICIARY, Mutual of America will pay the benefits in equal shares to the surviving SECONDARY BENEFICIARIES. If you wish to provide payment in proportions other than equal shares, you must state the percentage you wish each beneficiary to receive.

ORDER OF PAYMENT OF BENEFITS

IF NO NAMED BENEFICIARY is living at the time of your death, any benefits payable under the terms of the plan will be paid to the first surviving class of the following preference beneficiaries: (a) your spouse; (b) your children in equal shares; (c) your parents in equal shares; (d) your brothers and sisters in equal shares; and (e) the executors or administrators of your estate.


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                            STATEMENT AND SIGNATURE
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I acknowledge that: (a) I have received a copy of the current Prospectus;  (b) I have read the Prospectus and understand its terms; (c) I am familiar with the objectives of the Investment Funds; (d) my election or authorization made under my ROTH IRA contract as part of this application is subject to the conditions and limitations set forth in the Prospectus; (e) I may not roll over contributions or transfer amounts from existing annuity contracts or IRA type arrangements other than as described in Section 408A(c) of the Internal Revenue Code; (f) I have determined that the ROTH IRA applied for above is suitable to
(i) my investment objectives and (ii) my financial situation; and (g) account transaction information sent to me will be conclusive unless I make any needed correction by calling 1-800-468-3785 no later than four weeks from the date of the transaction at issue.

I UNDERSTAND THAT: (A) ANY AMOUNTS PLACED IN THE INTEREST ACCUMULATION ACCOUNT WILL EARN INTEREST AT THE RATES DETERMINED BY MUTUAL OF AMERICA; AND (B) ANY AMOUNTS PLACED IN THE INVESTMENT FUNDS ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS AND MAY INCREASE OR DECREASE IN VALUE BASED UPON THE FUNDS' INVESTMENT RESULTS.

I AFFIRM THAT THE ABOVE INFORMATION IS CORRECT:



________________________________________              _________________________
Signature of Applicant                                         Date

Signed at: _____________________________________________________________________
                                   (City and State)


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                             FOR INTERNAL USE ONLY
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________________________________________              _________________________
Print Name of Registered Representative               Regional Office Location

________________________________________              _________________________
Signature of Registered Representative                         Date